UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549


                                             FORM 8-K


          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): September 3, 1997


                                      NORWICH FINANCIAL CORP.
                      (Exact name of registrant as specified in its charter)



Delaware                                 34-0-17138               06-1226755
(State or other jurisdiction of     Commission File Number     I.R.S. Employer
incorporation or organization)                               Identification No.)

4 Broadway
Norwich, Connecticut                                                 06360
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (860) 889-2621

Item 5.  Other Events.

        On September 4, 1997, People's Bank ("People's") and Norwich Financial Corp. ("Norwich") announced that they have entered into an Agreement and Plan of Merger (the "Agreement") for People's to acquire Norwich and its subsidiary, The Norwich Savings Society, in a merger transaction (the "Merger").

        The Agreement, dated as of September 3, 1997, was approved by the Boards of Directors of each of the companies and is subject to the conditions specified in the Agreement, including the approval of Norwich and People's stockholders as well as appropriate regulatory agencies. The Merger is expected to close during the first quarter of 1998.

        Under the Agreement, each outstanding share (with certain exceptions) of Norwich common stock, par value $.01 per share ("Norwich Common Stock"), will be converted into and become the right to receive at the election of the shareholder either 1.0310 shares (the "Exchange Ratio") of People's common stock, without par value ("People's Common Stock") (the "Per Share Stock Consideration"), or $28.74 in cash (the "Per Share Cash Consideration"), each subject to adjustment as provided in the Agreement. The aggregate number of shares of People's Common Stock that shall be issued in the Merger shall be equal to 2,945,594 (the "Stock Amount") (subject to adjustment as provided in the Agreement) and the aggregate amount of cash that shall be paid in the Merger shall be equal to $81,671,000 ("Base Cash Consideration") (subject to adjustment as provided in the Agreement). The Stock Amount will be adjusted as of the end of the ten consecutive trading day period (the "Valuation Period") during which the shares of People's Common Stock are traded on the NASDAQ National Market System ending on the date on which the last of the regulatory approvals required for the consummation of the Merger occurs (the "Valuation Date"). If the Valuation Period Market Value (the average of the closing sale prices for the People's Common Stock as reported on NASDAQ during the Valuation Period) is less than $27.875, the Stock Amount shall be equal to the amount obtained by (a) multiplying 2,945,594 by $27.875 and (b) dividing the product thereof by the Floor Value. The Floor Value is the greater of the Valuation Period Market Value and $26.48. If the Valuation Period Market Value is greater than $27.875, the Stock Amount shall be equal to the amount obtained by
(a) multiplying 2,945,594 by $27.875 and (b) dividing the product thereof by the Ceiling Value. The Ceiling Value is the lesser of the Valuation Period Market Value and $29.27.

        After the adjustment of the Stock Amount as set forth above, the Per Share Stock Consideration and the Per Share Cash Consideration shall be adjusted by adjusting the Exchange Ratio such that the product of the Exchange Ratio (rounded to the nearest 1/1000th of a share) and the Valuation Period Market Value shall be equal to the Average Per Share Consideration as defined below. The Per Share Cash Consideration shall be adjusted to equal the Average Per Share Consideration. Under the Agreement, the Average Per Share Consideration means the Aggregate Consideration divided by the total number of shares of Norwich Common Stock outstanding on the Valuation Date. The Aggregate Consideration means (x) the product of (i) the Stock Amount (as adjusted) times (ii) the Valuation Period Market Value plus (y) the Base Cash Consideration plus a cash adjustment related to exercise and settlement of outstanding options to acquire Norwich Common Stock.

        The Agreement contemplates that the stockholders will be given the choice of a stock election, a cash election or no election as to the payment for their shares of Norwich Common Stock. Stockholders electing all cash or all stock may ultimately receive a mix of cash and shares of People's Common Stock, due to the allocation procedures prescribed by the Agreement.

        Under the Agreement, except as set forth below, Norwich is prohibited from, among other things, declaring or paying any dividends from the date of the Agreement to the consummation of the Merger without People's consent. People's has consented, however, to the declaration and payment of Norwich's regular quarterly cash dividend, normally payable in November 1997. Under the Agreement, however, Norwich has agreed that it will not declare or pay any cash dividend (or any special dividend) during the first quarter of 1998. During the second quarter of 1998, if the closing of the Merger has not occurred, Norwich may declare and pay a cash dividend in an amount per share equal to the ordinary cash dividend paid in May 1997, using a declaration and payment schedule consistent therewith. The parties have agreed to coordinate the declaration and payment of the 1998 second quarter dividend.

        Reference is made to the Agreement, which is filed as Exhibit 2 hereto.

        In addition, Norwich and People's have entered into a Stock Option Agreement, dated September 3, 1997, pursuant to which Norwich has granted People's an irrevocable option to purchase up to 1,081,036 shares of Norwich Common Stock, but in an amount not to exceed 19.9% of the issued and outstanding shares of Norwich Common Stock, at an exercise price of $25.00 per share, and on such other terms and subject to such limitations contained therein. The option shall become exercisable upon the occurrence of certain Purchase Events, as defined in the Stock Option Agreement. People's and Norwich have also entered into a termination fee agreement, providing for the payment by Norwich of a fee upon the occurrence of certain events, as specified therein.

        Finally, People's Mutual Holdings ("Holdings"), holder of a majority of the People's Common Stock outstanding, and Norwich have entered into a letter agreement pursuant to which Holdings has agreed to vote its shares of People's Common Stock in favor of the Merger and the Agreement at any meeting of the shareholders of People's called to consider and take action with respect thereto, subject to the terms and conditions contained in such letter agreement.

        Reference is made to the Stock Option Agreement, the termination fee agreement and the letter agreement, which are filed as Exhibits 10.1, 10.2 and
10.3 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

            The following Exhibits are filed herewith.

Exhibit No. Description

     2 Agreement and Plan of Merger by and among People's Bank, Norwich Financial Corp. and The Norwich Savings Society dated as of September 3, 1997 (Incorporated by reference to Exhibit 2.1 to the statement on Schedule 13D, dated September 15, 1997, of People's Bank).

    10.1 Stock Option Agreement dated as of September 3, 1997, by and between Norwich Financial Corp. and People's Bank (Incorporated by reference to Exhibit 99.1 to the statement on Schedule 13D, dated September 15, 1997 of People's Bank).

    10.2 Termination Fee Agreement dated as of September 3, 1997 by and between Norwich Financial Corp. and People's Bank.

    10.3 Letter Agreement, dated September 3, 1997, by and among People's Mutual Holdings and Norwich Financial Corp.

                                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORWICH FINANCIAL CORP.


Date: September 16, 1997         By:    /s/ Daniel R. Dennis, Jr.
                                        Daniel R. Dennis, Jr.
                                        President and Chief Executive Officer

                                           EXHIBIT INDEX


Exhibit No. Description                                                    Page

     2      Agreement and Plan of Merger by and among People's
            Bank, Norwich Financial Corp. and The Norwich
            Savings Society dated as of September 3, 1997
            (Incorporated by reference to Exhibit 2.1 to the statement on Schedule 13D, dated September 15, 1997, of People's Bank).

    10.1 Stock Option Agreement dated as of September 3, 1997, by and between Norwich Financial Corp. and People's Bank (Incorporated by reference to Exhibit 99.1 to the statement on Schedule 13D, dated September 15, 1997 of People's Bank).

    10.2 Termination Fee Agreement dated as of September 3, 1997 by and between Norwich Financial Corp. and People's Bank.

    10.3 Letter Agreement, dated September 3, 1997, by and among People's Mutual Holdings and Norwich Financial Corp.

                                                                EXHIBIT 10.2


NORWICH FINANCIAL CORP.
4 Broadway
Norwich, CT 06360


September 3, 1997


People's Bank
850 Main Street
Bridgeport, CT 06604-4913
Attn: David E. A. Carson

Ladies and Gentlemen:

            We refer to the Agreement and Plan of Merger (the "Merger Agreement") as of even date herewith by and among Acquiror Bank (the "Bank"), Target Holding Company ("Target Holding Company") and Target Bank ("Target Bank") and to the Stock Option Agreement (the "Option Agreement") as of even date herewith among Target Holding Company and the Bank. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement or the Option Agreement, as the case may be.

            In order to induce the Bank to enter into the Merger Agreement, and in consideration of the Bank's undertaking of efforts in furtherance of the transactions contemplated thereby, Target Holding Company agrees as follows.

        1. Representations and Warranties. Target Holding Company hereby represents and warrants to the Bank that Target Holding Company has all requisite corporate power and authority to enter into this letter agreement (this "Agreement") and to perform its obligations set forth herein. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on the part of Target Holding Company. This Agreement has been duly executed and delivered by Target Holding Company.

        2. Termination Fee. Unless a Nullifying Event (as defined herein) shall have occurred and be continuing at the time the Merger Agreement is terminated, in the event that the Merger Agreement is terminated pursuant to
Article IX thereof (regardless of whether such termination is by the Bank or Target Holding Company) and prior to or concurrently with such termination a Purchase Event (as defined in the Option Agreement) shall have occurred, Target Holding Company shall pay to the Bank a cash fee of seven million dollars ($7 million). Such fee shall be payable in immediately available funds on or before the second business day following such termination of the Merger Agreement.

            As used herein, "Nullifying Event" shall mean any of the following events occurring and continuing at a time when Target Holding Company is not in material breach of any of its covenants or agreements contained in the Merger
Agreement: (i) the Bank shall be in material breach of any of its covenants or agreements contained in the Merger Agreement such that Target Holding Company shall be entitled to terminate the Merger Agreement pursuant to Section 9.01(d)(ii) thereof, (ii) the shareholders of the Bank shall have voted and failed to approve the Merger Agreement at the meeting of the Bank shareholders called for such purpose (unless the Merger Agreement shall not have been approved at the meeting of Target Holding Company shareholders which was held on or prior to such date called for such purpose), or (iii) the Board of Directors of the Bank shall have failed to approve or recommend the approval of the Merger Agreement or shall have withdrawn, modified or changed in any manner adverse to Target Holding Company its approval or recommendation of the approval of the Merger Agreement or shall have resolved or publicly announced its intention to do any of the foregoing.

        3. Miscellaneous. To the extent that Target Holding Company is prohibited by applicable law or regulation, or by administrative actions or policy of a Federal or state financial institution supervisory agency having jurisdiction over it, from making the payment required to be paid by Target Holding Company herein in full, it shall immediately so notify the Bank and thereafter deliver or cause to be delivered, from time to time, to the Bank, the portion of the payments required to be paid by it herein that it is no longer prohibited from paying, within five business days after the day on which Target Holding Company is no longer so prohibited; provided, however, that if Target Holding Company at any time is prohibited by applicable law or regulation, or by administrative actions or policy of a Federal or state financial institution supervisory agency having jurisdiction over it, from making the payments required hereunder in full, it shall (i) use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to make such payments,
(ii) within five days of the submission or receipt of any documents relating to any such regulatory and legal approvals, provide the Bank with copies of the same, and (iii) keep the Bank advised of both the status of any such request for regulatory and legal approvals, as well as any discussions with any relevant regulatory or other third party reasonably related to the same.

            This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law rules.

            This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed and delivered, it being understood that both parties need not sign the same counterpart.

            Nothing contained herein shall be deemed to authorize Target Holding Company or the Bank to breach any provision of the Merger Agreement.

            Please confirm your agreement with the understandings set forth herein by signing and returning to us the enclosed copy of this Agreement.

                                Very truly yours,

                                NORWICH FINANCIAL CORP.


                                By:   /s/ Daniel R. Dennis, Jr.
                                Name: Daniel R. Dennis, Jr.
                                Title:   President and Chief Executive Officer



Accepted and agreed to as of
the date first above written:

PEOPLE'S BANK


By:   /s/ David E. A. Carson
      Name: David E. A. Carson
      Title:   President and Chief Executive Officer

                                                                 EXHIBIT 10.3





                                         September 3, 1997



Norwich Financial Corp.                          The Norwich Savings Society
4 Broadway                                       4 Broadway
Norwich, CT 06360                                Norwich, CT   06360


Ladies and Gentlemen:

    We are providing this letter to you in connection with the Agreement and Plan of Merger (the "Merger Agreement") as of even date herewith by and among People's Bank, The Norwich Savings Society ("NSS") and Norwich Financial Corp. ("NFC"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

    In order to induce NFC and NSS to enter into the Merger Agreement, and in consideration of your undertaking of efforts in furtherance of the transactions contemplated thereby, we hereby agree as follows:

    1. Ownership of Stock. We hereby represent that, as of the date hereof, we are the beneficial owner of and have sole voting and dispositive power over 36,450,000 shares of common stock, without par value, of People's Bank ("People's Bank Common Stock"), representing approximately 59% of the shares of People's Bank Common Stock outstanding.

    2. Agreement to Vote. In our capacity as a shareholder of People's Bank, we hereby agree to vote all shares of People's Bank Common Stock owned by us in favor of the Merger Agreement and the Merger (subject to the conditions and events of termination specified in the Merger Agreement), and the transactions contemplated thereby, at any meeting of shareholders of People's Bank called to consider and take action with respect thereto; provided, however, that the undertaking in this Section 2 shall terminate if the Board of Directors of People's Bank shall not have recommended, or shall have modified, withdrawn or changed in a manner adverse to NFC its recommendation for approval of the Merger Agreement and the Merger.

    3. Trusteeship. We agree to elect, as of the Effective Time, or promptly thereafter, one director serving on NFC's Board of Directors as of the Effective Time (which director shall be a person other than the NFC director selected to serve on People's Bank's Board of Directors) to serve as a member of our Board of Trustees. Our selection of such director shall be in our sole discretion after considering any recommendations received from NFC's Board of Directors.

    4. Other Matters. We hereby represent and warrant to you that we have all requisite corporate power and authority to enter into this letter agreement (this "Agreement") and to perform our obligations set forth herein. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on our part. This Agreement has been duly executed and delivered by us.

    We shall promptly submit this Agreement to the Banking Commissioner of the State of Connecticut for approval pursuant to Section 36a-112(b) of the Connecticut General Statutes and shall promptly notify you of the Commissioner's response.

    This Agreement shall be governed and construed according to the laws of the State of Connecticut without regard to any applicable conflicts of law rules.

    Please confirm your agreement with the understanding set forth herein by signing and returning to us the enclosed copy of this Agreement.

                                   Very truly yours,

                                   PEOPLE'S MUTUAL HOLDINGS



                                   By:    /s/ David E. A. Carson
                                   Name: David E. A. Carson
                                   Title: President and Chief Executive Officer


Accepted and agreed to as of
the date first above written:

NORWICH FINANCIAL CORP.


By:    /s/ Daniel R. Dennis, Jr.
    Name: Daniel R. Dennis, Jr.
    Title: President and Chief Executive Officer




THE NORWICH SAVINGS SOCIETY


By:    /s/ Daniel R. Dennis, Jr.
    Name:  Daniel R. Dennis, Jr.
    Title: President and Chief Executive Officer